(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
July 31, 2001


Merrill Lynch
Mid Cap Value Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Mid Cap Value Fund
Box 9011
Princeton, NJ
08543-9011


www.mlim.ml.com



Printed on post-consumer recycled paper



MERRILL LYNCH MID CAP VALUE FUND


Worldwide Investments as of
July 31, 2001

                                         Percent of
Ten Largest Holdings                     Net Assets

J.D. Edwards & Company                       2.3%
Heller Financial, Inc.                       2.2
Boston Scientific Corporation                2.1
Raytheon Company                             2.1
Symbol Technologies, Inc.                    2.1
Knight Trading Group, Inc.                   2.0
Equity Office Properties Trust               1.9
Becton, Dickinson and Company                1.9
Computer Sciences Corporation                1.8
CNF Transportation Inc.                      1.7


                                        Percent of
Ten Largest Industries                  Net Assets

Software                                     9.4%
Health Care Equipment & Supplies             6.3
Diversified Financials                       5.2
Commercial Services & Supplies               5.0
Oil & Gas                                    4.7
Banks                                        4.4
Aerospace & Defense                          4.0
Real Estate                                  3.9
Specialty Retail                             3.8
Food Products                                3.4



Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Christopher G. Ayoub, Senior Vice President
R. Elise Baum, Senior Vice President and Portfolio Manager
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Mid Cap Value Fund, July 31, 2001


DEAR SHAREHOLDER

For the six-month period ended July 31, 2001, Merrill Lynch Mid Cap Value Fund outperformed the unmanaged benchmark Standard & Poor's (S&P) MidCap 400 Index by a wide margin. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +3.73%, +3.25%, +3.18% and +3.61%, respectively, compared to the total return of -2.70% for the S&P MidCap 400 Index for the six months ended July 31, 2001. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund's positive performance resulted from careful stock selection in a hazardous investment environment. Sector positioning had essentially no impact on the Fund's favorable results.

Portfolio Matters
Mid cap stocks performed much better than large cap stocks during the six-month period, although they still posted losses. The unmanaged S&P 500 Index of large cap stocks had a total return of -10.78%, while the S&P MidCap 400 Index declined by a more modest 2.70% for the period. The S&P MidCap 400 Index return was driven by sharp losses in the energy, technology and communication services sectors, and by solid gains in the financial services, capital goods and basic materials sectors. Fund performance benefited from our holdings in consumer staples and consumer discretionary stocks, which together accounted for nearly three-quarters of the Fund's return in excess of the S&P MidCap 400 Index.

The collapse of many individual stocks made for a treacherous investment climate during the past six months. Although we cannot determine exactly when stock prices will bottom, many stocks have reached unprecedented low valuation levels. Our investment philosophy is to purchase the stocks of mid-sized companies trading near the low end of their historical valuation range as a result of a temporary interruption in an above-average long-term growth trend. Consequently, we have been accumulating the stocks of companies that we believe can maintain a market advantage and have favorable long-term financial prospects.

Changes to the Fund's investment positioning included the sale of certain technology holdings, and the recent purchase of energy stocks and real estate investment trusts. Mitchell Energy & Development Corp., an exploration and development company, is a notable new purchase in the energy sector. Shares of Mitchell Energy trade at what we believe is an attractive valuation level given favorable prospects for future production growth. We also increased positions in refining, drilling and exploration stocks. Energy stocks already appear to reflect a softening global economy, and we believe that they provide an attractive risk/return profile from current levels. Production capacity in the United States remains constrained, and the Organization of Petroleum Exporting Countries supports further cutbacks. As of July 31, 2001, the Fund was modestly overweighted in the energy sector.

Relative to the S&P MidCap 400 Index, the Fund's equity portfolio is slightly overweighted in the technology and capital goods sectors, and underweighted in the utilities, health care and communication services sectors. Communication services stocks have performed poorly during the past six months. We are concerned that a fundamental improvement for this sector may still be several quarters away, and we continue to avoid investing in tele-communications companies. Many Internet stocks, by contrast, are showing some signs of improvement after a difficult year. We added to positions in supply chain, e-commerce and web content management companies based on our belief that many of these companies have the financial resources and technology leadership necessary to emerge stronger from the current market downturn.

The three stocks that contributed most to Fund results in the first half were all software or Internet-related companies. Shares of anti-virus software provider Network Associates, Inc. surged as channel inventories were reduced and financial results surpassed estimates. J.D. Edwards & Company also made a significant contribution to results. Shares of the software provider rebounded from depressed levels following early signs of improvement in license revenue growth. Shares of Cendant Corporation, a diversified provider of real estate, travel and direct marketing, surged following the decision to acquire Galileo International Inc., an online travel distributor. Cendant's reported earnings also surpassed analysts' consensus estimates and the company guided numbers higher for the coming year.

The Fund's investment results were hindered by an investment in shares of Symbol Technologies, Inc. Shares of the mobile solutions provider traded lower following the announcement of June quarter earnings. Symbol Technologies experienced unexpected weakness in technology sales. We significantly increased the Fund's investment position in Symbol Technologies on stock price weakness. The backlog of new orders for the company's mobile computing solutions remains high. Symbol has a solid financial position, and is the technology leader in the market for scanner-based mobile solutions.

Mid-capitalization stocks significantly outperfomed large-capitalization stocks in the six-month period; however, their valuations are still more attractive than valuations for the large cap segment. Earnings growth expectations currently favor mid-capitalization stocks, yet valuations based on price-to-book value, price-to-sales and price-to-earnings ratios are below the large cap averages.

In Conclusion
We thank you for your continued investment in Merrill Lynch Mid Cap Value Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(R. Elise Baum)
R. Elise Baum
Senior Vice President and
Portfolio Manager



August 13, 2001



Merrill Lynch Mid Cap Value Fund, July 31, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                6-Month          12-Month     Since Inception
As of July 31, 2001                           Total Return     Total Return     Total Return
ML Mid Cap Value Fund Class A Shares              +3.73%          +31.72%         +168.10%
ML Mid Cap Value Fund Class B Shares              +3.25           +30.40          +150.01
ML Mid Cap Value Fund Class C Shares              +3.18           +30.23          +149.65
ML Mid Cap Value Fund Class D Shares              +3.61           +31.40          +163.97

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 2/01/95.

Average Annual
Total Return

                                     % Return Without       % Return With
                                       Sales Charge         Sales Charge**
Class A Shares*

One Year Ended 6/30/01                    +36.06%               +28.92%
Five Years Ended 6/30/01                  +15.62                +14.38
Inception (2/01/95) through 6/30/01       +16.95                +15.97

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return              % Return
                                       Without CDSC          With CDSC**
Class B Shares*

One Year Ended 6/30/01                    +34.56%               +30.56%
Five Years Ended 6/30/01                  +14.36                +14.12
Inception (2/01/95) through 6/30/01       +15.69                +15.69

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return              % Return
                                       Without CDSC          With CDSC**
Class C Shares*

One Year Ended 6/30/01                    +34.53%               +33.53%
Five Years Ended 6/30/01                  +14.33                +14.33
Inception (2/01/95) through 6/30/01       +15.67                +15.67

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without       % Return With
                                       Sales Charge         Sales Charge**
Class D Shares*

One Year Ended 6/30/01                    +35.73%               +28.61%
Five Years Ended 6/30/01                  +15.34                +14.01
Inception (2/01/95) through 6/30/01       +16.67                +15.70

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Mid Cap Value Fund, July 31, 2001
SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)

NORTH                       Shares                                                                            Percent of
AMERICA        Industries    Held                     Investments                               Value         Net Assets
Canada         Software      53,700  ++Cognos, Inc.                                          $    886,050            0.4%

                                     Total Investments in Canada (Cost--$956,452)                 886,050            0.4


United States  Aerospace &   18,800  Lockheed Martin Corporation                                  744,856            0.4
               Defense       39,500  Northrop Grumman Corporation                               3,169,085            1.5
                            155,100  Raytheon Company                                           4,479,288            2.1
                                                                                             ------------           ----
                                                                                                8,393,229            4.0

               Air Freight   26,200  ++EGL, Inc.                                                  362,870            0.2
               & Couriers

               Auto         152,300  Delphi Automotive Systems Corporation                      2,491,628            1.2
               Components    51,600  ++Lear Corporation                                         2,043,360            0.9
                                                                                             ------------           ----
                                                                                                4,534,988            2.1

               Banks        153,000  Banknorth Group, Inc.                                      3,512,880            1.6
                             91,875  Charter One Financial, Inc.                                2,950,106            1.4
                             90,500  First Midwest Bancorp, Inc.                                2,981,070            1.4
                                                                                             ------------           ----
                                                                                                9,444,056            4.4

               Biotechno-    25,700  ++COR Therapeutics, Inc.                                     682,078            0.3
               logy          11,700  ++Gilead Sciences, Inc.                                      600,093            0.3
                             50,700  ++Maxygen Inc.                                               786,864            0.4
                             56,000  ++Vical Incorporated                                         677,600            0.3
                                                                                             ------------           ----
                                                                                                2,746,635            1.3

               Commercial   149,900  ++Cendant Corporation                                      3,050,465            1.4
               Services       7,350  ++Certegy Inc.                                               242,697            0.1
               & Supplies    51,500  ++Convergys Corporation                                    1,604,225            0.8
                             50,000  Deluxe Corporation                                         1,577,000            0.7
                             14,700  Equifax Inc.                                                 347,802            0.2
                             27,980  Global Payments Inc.                                         903,754            0.4
                             42,200  National Data Corporation                                  1,449,570            0.7
                             42,000  ++Valassis Communications, Inc.                            1,404,900            0.7
                                                                                             ------------           ----
                                                                                               10,580,413            5.0

               Communica-   131,100  ++3Com Corporation                                           638,457            0.3
               tions         98,000  ++ANTEC Corporation                                        1,009,400            0.5
               Equipment     16,440  ++Harmonic Inc.                                              250,710            0.1
                                                                                             ------------           ----
                                                                                                1,898,567            0.9

               Computers &   25,900  Compaq Computer Corporation                                  386,946            0.2
               Peripherals

               Diversified   89,100  Heller Financial, Inc.                                     4,716,063            2.2
               Financials   384,400  ++Knight Trading Group, Inc.                               4,189,960            2.0
                             38,766  Tyco International Ltd.                                    2,062,351            1.0
                                                                                             ------------           ----
                                                                                               10,968,374            5.2

               Electric      46,500  Mitchell Energy & Development Corp. (Class A)              2,166,900            1.0
               Utilities     57,600  Cinergy Corp.                                              1,779,840            0.8
                                                                                             ------------           ----
                                                                                                3,946,740            1.8

               Electronic    87,100  ++Tech Data Corporation                                    3,077,243            1.4
               Equipment
               & Instruments

               Energy &      63,700  Diamond Offshore Drilling, Inc.                            1,868,958            0.9
               Equipment    107,800  ++Rowan Companies, Inc.                                    2,074,072            1.0
               Service                                                                       ------------           ----
                                                                                                3,943,030            1.9


               Food         253,700  Archer-Daniels-Midland Company                             3,397,043            1.6
               Products      44,200  Dean Foods Company                                         1,851,980            0.8
                             37,500  ++Suiza Foods Corporation                                  2,065,875            1.0
                                                                                             ------------           ----
                                                                                                7,314,898            3.4

               Gas Utilities 13,300  El Paso Corporation                                          688,275            0.3

               Health Care   66,800  Bausch & Lomb Incorporated                                 2,287,232            1.1
               Equipment &  115,800  Becton, Dickinson and Company                              4,002,048            1.9
               Supplies      30,000  Biomet, Inc.                                               1,455,000            0.7
                            250,300  ++Boston Scientific Corporation                            4,507,903            2.1
                             16,300  ++St. Jude Medical, Inc.                                   1,141,000            0.5
                                                                                             ------------           ----
                                                                                               13,393,183            6.3

               Health Care   50,000  ++Caremark Rx, Inc.                                          879,000            0.4
               Providers &   64,800  McKesson HBOC, Inc.                                        2,685,960            1.3
               Services     119,700  ++Oxford Health Plans, Inc.                                3,471,300            1.6
                                                                                             ------------           ----
                                                                                                7,036,260            3.3

               Hotels,      110,700  ++Outback Steakhouse, Inc.                                 3,178,197            1.5
               Restaurants
               & Leisure

               IT           104,000  ++Computer Sciences Corporation                            3,755,440            1.8
               Consulting
               & Services

               Industrial    39,100  ITT Industries, Inc.                                       1,736,040            0.8
               Conglome-     31,300  Textron, Inc.                                              1,762,816            0.8
               rates                                                                         ------------           ----
                                                                                                3,498,856            1.6

               Insurance     97,200  ACE Limited                                                3,393,252            1.6

               Internet &   442,700  ++Ariba, Inc.                                              1,766,373            0.8
               Software     112,800  ++Art Technology Group, Inc.                                 226,728            0.1
               Services     100,100  ++BroadVision, Inc.                                          341,341            0.2
                            823,000  ++Commerce One, Inc.                                       3,069,790            1.4
                            188,400  ++Vignette Corporation                                     1,495,896            0.7
                             61,900  ++WebMD Corporation                                          355,925            0.2
                                                                                             ------------           ----
                                                                                                7,256,053            3.4


Merrill Lynch Mid Cap Value Fund, July 31, 2001
SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)

NORTH AMERICA               Shares                                                                            Percent of
(concluded)    Industries    Held                     Investments                               Value         Net Assets
United States  Machinery     21,400  Deere & Company                                         $    897,730            0.4%
(concluded)                  15,000  Eaton Corporation                                          1,101,600            0.5
                             53,100  Ingersoll-Rand Company                                     2,319,408            1.1
                                                                                             ------------           ----
                                                                                                4,318,738            2.0

               Marine         4,900  ++General Maritime Corporation                                54,880            0.0

               Media         28,600  Harte-Hanks, Inc.                                            674,102            0.3
                             52,900  The Interpublic Group of Companies, Inc.                   1,447,873            0.7
                             28,400  Knight Ridder, Inc.                                        1,749,156            0.8
                            283,400  ++Paxson Communications Corporation                        3,261,934            1.6
                                                                                             ------------           ----
                                                                                                7,133,065            3.4

               Multiline     25,400  ++Dollar Tree Stores, Inc.                                   661,162            0.3
               Retail        65,600  Nordstrom, Inc.                                            1,476,000            0.7
                             85,000  Ross Stores, Inc.                                          1,998,350            0.9
                                                                                             ------------           ----
                                                                                                4,135,512            1.9

               Office       359,700  Symbol Technologies, Inc.                                  4,463,877            2.1
               Electronics

               Oil & Gas     47,100  Burlington Resources Inc.                                  2,037,075            1.0
                             71,000  Noble Affiliates, Inc.                                     2,575,170            1.2
                             68,700  Sunoco, Inc.                                               2,375,646            1.1
                             84,600  Unocal Corporation                                         3,026,988            1.4
                                                                                             ------------           ----
                                                                                               10,014,879            4.7

               Paper &       76,800  Boise Cascade Corporation                                  2,780,160            1.3
               Forest
               Products

               Real         122,500  Crescent Real Estate Equities Company                      2,955,925            1.4
               Estate       135,500  Equity Office Properties Trust                             4,067,710            1.9
                             44,800  Simon Property Group, Inc.                                 1,270,080            0.6
                                                                                             ------------           ----
                                                                                                8,293,715            3.9

               Road &       112,100  CNF Transportation Inc.                                    3,638,766            1.7
               Rail         105,300  Ryder System, Inc.                                         2,000,700            1.0
                                                                                             ------------           ----
                                                                                                5,639,466            2.7

               Software      84,700  ++BMC Software, Inc.                                       1,694,000            0.8
                             31,000  ++Cadence Design Systems, Inc.                               683,860            0.3
                            157,300  ++E.piphany, Inc.                                          1,388,959            0.7
                            212,400  ++FileNET Corporation                                      2,708,100            1.3
                            381,400  ++J.D. Edwards & Company                                   4,859,036            2.3
                            170,400  ++Network Associates, Inc.                                 2,867,832            1.3
                            253,900  ++Novell, Inc.                                             1,264,422            0.6
                            341,500  ++Parametric Technology Corporation                        3,227,175            1.5
                             32,300  ++Sybase, Inc.                                               480,624            0.2
                                                                                             ------------           ----
                                                                                               19,174,008            9.0

               Specialty     18,100  ++CDW Computer Centers, Inc.                                 777,757            0.4
               Retail       196,500  Intimate Brands, Inc.                                      3,173,475            1.5
                            172,200  ++Office Depot, Inc.                                       2,207,604            1.0
                             65,500  RadioShack Corporation                                     1,849,065            0.9
                                                                                             ------------           ----
                                                                                                8,007,901            3.8

                                     Total Investments in the United States
                                     (Cost--$164,925,685)                                     183,813,706           86.4


                                     Total Investments in North America
                                     (Cost--$165,882,137)                                     184,699,756           86.8


SHORT-TERM                   Face
SECURITIES                  Amount                       Issue

               Commer-   $7,120,000  The CIT Group Holdings, Inc., 3.89% due 8/01/2001          7,120,000            3.4
               cial       9,000,000  Exxon Imperial U.S. Inc., 3.72% due 8/22/2001              8,980,470            4.2
               Paper*     4,000,000  Gannett Company, 3.73% due 8/02/2001                       3,999,585            1.9
                                                                                             ------------           ----
                                                                                               20,100,055            9.5

               US         5,500,000  Federal Home Loan Bank, 3.67% due 8/10/2001                5,494,954            2.6
               Government 6,000,000  Federal Home Loan Mortgage Corporation,
               Agency                3.69% due 8/21/2001                                        5,987,700            2.8
               Obligations*                                                                  ------------           ----
                                                                                               11,482,654            5.4

                                     Total Investments in Short-Term Securities
                                     (Cost--$31,582,709)                                       31,582,709           14.9


               Total Investments (Cost--$197,464,846)                                         216,282,465          101.7
               Liabilities in Excess of Other Assets                                          (3,597,936)           (1.7)
                                                                                             ------------          ------
               Net Assets                                                                    $212,684,529          100.0%
                                                                                             ============          ======

*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2001
STATEMENT OF ASSETS AND LIABILITIES

                    As of July 31, 2001
Assets:             Investments, at value (identified cost--$197,464,846)                                 $  216,282,465
                    Cash                                                                                         574,795
                    Receivables:
                      Capital shares sold                                               $    2,069,805
                      Securities sold                                                         974,337
                      Dividends                                                               153,720          3,197,862
                                                                                        --------------
                    Prepaid registration fees and other assets                                                    23,819
                                                                                                          --------------
                    Total assets                                                                             220,078,941
                                                                                                          --------------


Liabilities:        Payables:
                      Securities purchased                                                  6,450,107
                      Capital shares redeemed                                                 477,571
                      Distributor                                                             145,324
                      Investment adviser                                                      114,838          7,187,840
                                                                                        --------------
                    Accrued expenses and other liabilities                                                       206,572
                                                                                                          --------------
                    Total liabilities                                                                          7,394,412
                                                                                                          --------------


Net Assets:         Net assets                                                                            $  212,684,529
                                                                                                          ==============


Net Assets          Class A Shares of Capital Stock, $.10 par value,
Consist of:         6,250,000 shares authorized                                                           $      161,078
                    Class B Shares of Capital Stock, $.10 par value,
                    25,000,000 shares authorized                                                                 722,376
                    Class C Shares of Capital Stock, $.10 par value,
                    6,250,000 shares authorized                                                                  355,369
                    Class D Shares of Capital Stock, $.10 par value,
                    6,250,000 shares authorized                                                                  109,804
                    Paid-in capital in excess of par                                                         190,503,952
                    Accumulated investment loss--net                                                           (317,646)
                    Undistributed realized capital gains on investments--net                                   2,331,977
                    Unrealized appreciation on investments--net                                               18,817,619
                                                                                                          --------------
                    Net assets                                                                            $  212,684,529
                                                                                                          ==============


Net Asset           Class A--Based on net assets of $25,973,679 and 1,610,784
Value:              shares outstanding                                                                    $        16.12
                                                                                                          ==============
                    Class B--Based on net assets of $113,395,519 and 7,223,758
                    shares outstanding                                                                    $        15.70
                                                                                                          ==============
                    Class C--Based on net assets of $55,698,892 and 3,553,691
                    shares outstanding                                                                    $        15.67
                                                                                                          ==============
                    Class D--Based on net assets of $17,616,439 and 1,098,040
                    shares outstanding                                                                    $        16.04
                                                                                                          ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended July 31, 2001
Investment          Dividends                                                                             $      868,033
Income:             Interest and discount earned                                                                 430,720
                                                                                                          --------------
                    Total income                                                                               1,298,753
                                                                                                          --------------


Expenses:           Investment advisory fees                                            $     513,039
                    Account maintenance and distribution fees--Class B                        431,526
                    Account maintenance and distribution fees--Class C                        219,942
                    Transfer agent fees--Class B                                              140,585
                    Transfer agent fees--Class C                                               76,816
                    Accounting services                                                        51,484
                    Printing and shareholder reports                                           33,314
                    Custodian fees                                                             31,823
                    Professional fees                                                          26,383
                    Registration fees                                                          25,419
                    Transfer agent fees--Class A                                               20,107
                    Transfer agent fees--Class D                                               16,175
                    Account maintenance fees--Class D                                          15,296
                    Directors' fees and expenses                                                6,929
                    Pricing fees                                                                  223
                    Other                                                                       7,338
                                                                                        --------------
                    Total expenses                                                                             1,616,399
                                                                                                          --------------
                    Investment loss--net                                                                       (317,646)
                                                                                                          --------------


Realized &          Realized gain on investments--net                                                          6,428,881
Unrealized          Change in unrealized appreciation on investments--net                                      (130,891)
Gain (Loss) on                                                                                            --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $    5,980,342
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2001
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Six          For the
                                                                                         Months Ended        Year Ended
                                                                                           July 31,         January 31,
                    Increase (Decrease) in Net Assets:                                       2001               2001
Operations:         Investment loss--net                                                $    (317,646)    $    (717,114)
                    Realized gain on investments--net                                       6,428,881         11,631,530
                    Change in unrealized appreciation on investments--net                   (130,893)         16,734,646
                                                                                        -------------     --------------
                    Net increase in net assets resulting from operations                    5,980,342         27,649,062
                                                                                        -------------     --------------


Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                               (916,603)          (140,600)
                      Class B                                                             (4,314,063)        (7,401,468)
                      Class C                                                             (2,159,142)        (4,069,109)
                      Class D                                                               (649,600)          (839,229)
                                                                                        -------------     --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                       (8,039,408)       (12,450,406)
                                                                                        -------------     --------------


Capital Share       Net increase in net assets derived from capital share
Transactions:       transactions                                                           98,679,403          2,304,466
                                                                                        -------------     --------------


Net Assets:         Total increase in net assets                                           96,620,337         17,503,122
                    Beginning of period                                                   116,064,192         98,561,070
                                                                                        -------------     --------------
                    End of period*                                                      $ 212,684,529     $  116,064,192
                                                                                        =============     ==============


                    *Accumulated investment loss--net                                   $    (317,646)                --
                                                                                        =============     ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios                                                        Class A
have been derived from information                               For the Six
provided in the financial statements.                            Months Ended
                                                                   July 31,         For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:          2001       2001       2000        1999       1998
Per Share           Net asset value, beginning of period           $  16.20   $  14.13   $  14.18   $  13.98    $  13.58
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income (loss)--net++                     .04     --++++        .15        .11         .07
                    Realized and unrealized gain on
                    investments--net                                    .55       4.33        .22       1.05        2.22
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .59       4.33        .37       1.16        2.29
                                                                   --------   --------   --------   --------    --------
                    Less distributions from realized gain
                    on investments--net                               (.67)     (2.26)      (.42)      (.96)      (1.89)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  16.12   $  16.20   $  14.13   $  14.18    $  13.98
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share             3.73%+++     34.01%      2.57%      8.51%      17.12%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses                                         1.14%*      1.47%      1.41%      1.45%       1.63%
Net Assets:                                                        ========   ========   ========   ========     =======
                    Investment income (loss)--net                     .48%*     (.01%)       .98%       .75%        .48%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $ 25,974   $  3,770   $    369   $    359    $    317
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               51.18%    153.48%     52.89%     40.10%      68.75%
                                                                   ========   ========   ========   ========    ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2001
FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                        Class B
have been derived from information                               For the Six
provided in the financial statements.                            Months Ended
                                                                   July 31,         For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:          2001       2001       2000        1999       1998
Per Share           Net asset value, beginning of period           $  15.86   $  13.72   $  13.92   $  13.75    $  13.39
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment loss--net++                            (.04)      (.11)      (.02)      (.05)       (.09)
                    Realized and unrealized gain on
                    investments--net                                    .54       4.17        .22       1.03        2.19
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .50       4.06        .20        .98        2.10
                                                                   --------   --------   --------   --------    --------
                    Less distributions from realized gain
                    on investments--net                               (.66)     (1.92)      (.40)      (.81)      (1.74)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  15.70   $  15.86   $  13.72   $  13.92    $  13.75
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share             3.25%+++     32.50%      1.45%      7.32%      15.91%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses                                         2.20%*      2.62%      2.51%      2.55%       2.72%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment loss--net                            (.56%)*     (.80%)     (.11%)     (.35%)      (.60%)
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $113,396   $ 67,062   $ 59,736   $ 62,419    $ 48,073
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               51.18%    153.48%     52.89%     40.10%      68.75%
                                                                   ========   ========   ========   ========    ========

The following per share data and ratios                                                        Class C
have been derived from information                               For the Six
provided in the financial statements.                            Months Ended
                                                                   July 31,         For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:          2001       2001       2000        1999       1998
Per Share           Net asset value, beginning of period           $  15.84   $  13.70   $  13.91   $  13.75    $  13.39
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment loss--net++                            (.05)      (.12)      (.02)      (.06)       (.09)
                    Realized and unrealized gain on
                    investments--net                                    .54       4.18        .21       1.03        2.19
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .49       4.06        .19        .97        2.10
                                                                   --------   --------   --------   --------    --------
                    Less distributions from realized gain
                    on investments--net                               (.66)     (1.92)      (.40)      (.81)      (1.74)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  15.67   $  15.84   $  13.70   $  13.91    $  13.75
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share             3.18%+++     32.55%      1.38%      7.23%      15.93%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses                                         2.22%*      2.65%      2.55%      2.58%       2.75%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment loss--net                            (.58%)*     (.84%)     (.15%)     (.39%)      (.63%)
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $ 55,699   $ 37,475   $ 32,543   $ 31,188    $ 22,896
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               51.18%    153.48%     52.89%     40.10%      68.75%
                                                                   ========   ========   ========   ========    ========

The following per share data and ratios                                                        Class D
have been derived from information                               For the Six
provided in the financial statements.                            Months Ended
                                                                   July 31,         For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:          2001       2001       2000        1999       1998
Per Share           Net asset value, beginning of period           $  16.14   $  14.05   $  14.13   $  13.94    $  13.54
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net++                            .02     --++++        .11        .07         .03
                    Realized and unrealized gain on
                    investments--net                                    .55       4.27        .22       1.04        2.22
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .57       4.27        .33       1.11        2.25
                                                                   --------   --------   --------   --------    --------
                    Less distributions from realized gain
                    on investments--net                               (.67)     (2.18)      (.41)      (.92)      (1.85)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  16.04   $  16.14   $  14.05   $  14.13    $  13.94
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share             3.61%+++     33.66%      2.35%      8.19%      16.89%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses                                         1.39%*      1.78%      1.67%      1.70%       1.89%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net                            .24%*       .02%       .73%       .50%        .23%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in thousands)       $ 17,616   $  7,757   $  5,913   $  6,236    $  5,314
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               51.18%    153.48%     52.89%     40.10%      68.75%
                                                                   ========   ========   ========   ========    ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Mid Cap Value Fund, July 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Fund (the "Fund") is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act as an open-end management investment company. The Fund is classified as diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Program's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which each Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.



2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account         Distribution
                                 Maintenance Fee          Fee

Class B                                .25%                .75%
Class C                                .25%                .75%
Class D                                .25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Mid Cap Value Fund, July 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended July 31, 2001, FAMD earned under-writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        FAMD         MLPF&S

Class A                                $   13        $   235
Class D                                $6,102        $87,897

For the six months ended July 31, 2001, MLPF&S received contingent deferred sales charges of $14,987 and $5,815 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $28,134 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the six months ended July 31, 2001, the Fund reimbursed
FAM$3,853 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.



3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2001 were $138,309,536 and $72,347,905, respectively.

Net realized gains for the six months ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

                                   Realized          Unrealized
                                    Gains              Gains

Long-term investments            $  6,428,881     $  18,817,619
                                 ------------     -------------
Total                            $  6,428,881     $  18,817,619
                                 ============     =============

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $18,817,619, of which $29,216,637 related to appreciated securities and $10,399,018 related to depreciated securities. At July 31, 2001, the aggregate cost of investments for Federal income tax purposes was $197,464,846.



4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $98,679,403 and $2,304,466 for the six months ended July 31, 2001 and for the year ended January 31, 2001, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                         Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                            1,468,877      $  23,877,191
Shares issued to shareholders in
reinvestment of distributions             52,459            824,126
                                    ------------      -------------
Total issued                           1,521,336         24,701,317
Shares redeemed                        (143,330)        (2,286,214)
                                    ------------      -------------
Net increase                           1,378,006      $  22,415,103
                                    ============      =============


Class A Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                              226,327      $   3,451,889
Shares issued to shareholders in
reinvestment of distributions              8,532            119,315
                                    ------------      -------------
Total issued                             234,859          3,571,204
Shares redeemed                         (28,222)          (418,643)
                                    ------------      -------------
Net increase                             206,637      $   3,152,561
                                    ============      =============


Class B Shares for the Six Months                         Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                            3,233,107      $  51,220,825
Shares issued to shareholders in
reinvestment of distributions            243,920          3,731,975
                                    ------------      -------------
Total issued                           3,477,027         54,952,800
Automatic conversion of shares          (75,309)        (1,193,582)
Shares redeemed                        (405,952)        (6,344,901)
                                    ------------      -------------
Net increase                           2,995,766      $  47,414,317
                                    ============      =============


Class B Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                              645,211      $   9,356,958
Shares issued to shareholders in
reinvestment of distributions            468,219          6,372,842
                                    ------------      -------------
Total issued                           1,113,430         15,729,800
Automatic conversion of shares          (52,544)          (756,755)
Shares redeemed                      (1,188,128)       (16,659,091)
                                    ------------      -------------
Net decrease                           (127,242)      $ (1,686,046)
                                    ============      =============


Class C Shares for the Six Months                         Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                            1,325,766      $  21,065,338
Shares issued to shareholders in
reinvestment of distributions            120,923          1,847,711
                                    ------------      -------------
Total issued                           1,446,689         22,913,049
Shares redeemed                        (259,083)        (4,013,888)
                                    ------------      -------------
Net increase                           1,187,606      $  18,899,161
                                    ============      =============


Class C Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                              499,744      $   7,162,484
Shares issued to shareholders in
reinvestment of distributions            248,293          3,374,662
                                    ------------      -------------
Total issued                             748,037         10,537,146
Shares redeemed                        (756,925)       (10,601,169)
                                    ------------      -------------
Net decrease                             (8,888)      $    (64,023)
                                    ============      =============


Class D Shares for the Six Months                         Dollar
Ended July 31, 2001                       Shares          Amount

Shares sold                              612,624      $   9,867,323
Automatic conversion of shares            73,874          1,193,582
Shares issued to shareholders in
reinvestment of distributions             37,517            586,388
                                    ------------      -------------
Total issued                             724,015         11,647,293
Shares redeemed                        (106,653)        (1,696,471)
                                    ------------      -------------
Net increase                             617,362      $   9,950,822
                                    ============      =============


Class D Shares for the Year                               Dollar
Ended January 31, 2001                    Shares          Amount

Shares sold                               91,178      $   1,356,647
Automatic conversion of shares            51,385            756,755
Shares issued to shareholders in
reinvestment of distributions             52,780            730,963
                                    ------------      -------------
Total issued                             195,343          2,844,365
Shares redeemed                        (135,611)        (1,942,391)
                                    ------------      -------------
Net increase                              59,732      $     901,974
                                    ============      =============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended July 31, 2001.